FAIR VALUE DISCLOSURES	12 Months Ended
Sep. 30, 2024
Fair Value Disclosures [Abstract]
FAIR VALUE DISCLOSURES

18. FAIR VALUE DISCLOSURES

ASC Topic 820, Fair Value Measurements (ASC 820), defines fair value as “the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date” within an entity’s principal market, if any. The principal market is the market in which the reporting entity would sell the asset or transfer the liability with the greatest volume and level of activity, regardless of whether it is the market in which the entity will ultimately transact for a particular asset or liability or if a different market is potentially more advantageous. Accordingly, this exit price concept may result in a fair value that differs from the transaction price or market price of the asset or liability.

ASC 820 provides a framework for measuring fair value under U.S. GAAP, expands disclosures about fair value measurements, and establishes a fair value hierarchy, which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. The three levels of the fair value hierarchy are summarized as follows:

Level 1 – Fair value is based on quoted prices in active markets for identical assets or liabilities.

Level 2 – Fair value is determined using significant observable inputs, generally either quoted prices in active markets for similar assets or liabilities, or quoted prices in markets that are not active.

Level 3 – Fair value is determined using one or more significant inputs that are unobservable in active markets at the measurement date, such as a pricing model, discounted cash flow, or similar technique.

The Company utilizes fair value measurements to account for certain items and account balances within the financial statements. Fair value measurements may also be utilized on a non-recurring basis, such as for the impairment of long-lived assets. The fair value of financial instruments, including cash and cash equivalents, accounts receivable, accounts payable, current portion of borrowings and certain accrued liabilities approximate their carrying amounts due to the short-term nature of these instruments. The Company’s Level 1 assets consist of cash and cash equivalents in the accompanying balance sheets. The carrying value of the Company’s long-term borrowings and bond payable approximates fair value at each balance sheet date because the stated rate of interest of the debts approximates the market interest rate at which the Company can borrow similar debts. As of September 30, 2024 and 2023, the Company did not have any assets or liabilities measured at fair value classified as Level 2 or Level 3.

The Company held investment in non-marketable equity securities of ¥3 million and ¥3 million as of September 30, 2024 and 2023, respectively. Investment in non-marketable equity securities accounted for using the measurement alternative are recorded at fair value on a non-recurring basis. When indicators of impairment exist or observable price changes of qualified transactions occur, the respective non-marketable equity security would be classified within Level 3 of the fair value hierarchy because the valuation methods include a combination of the observable transaction price at the transaction date and other unobservable inputs, including volatility, rights, and obligations of the securities the Company holds.